                                                                 EXHIBIT 10.12.1


                                ALLONGE TO NOTE

     THIS ALLONGE TO NOTE dated as of April 20, 1999 amends that certain note dated March 28, 1997 (the "Note"), promised by Donald Katz ("Borrower") to pay principal and interest to Audible, Inc. ("Lender").

     Borrower and Lender wish to modify the Note to extend the maturity date of the indebtedness.

     NOW, THEREFORE, in consideration of the promises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to delete the following sentence:

          Principal and interest shall be due and payable upon the earlier of
     (i) March 28, 2002 or, (ii) immediately following the closing of an initial public offering of the Common Stock of Audible, Inc., a corporation (the "Company"), as a result of which the Company receives gross proceeds greater than or equal to $15,000,000.

     FURTHERMORE, the parties hereby agree to replace it in its entirety with the following:

          Principal and interest shall be due and payable upon the earlier of
     (i) March 28, 2002 or, (ii) one year following the closing of an initial public offering of the Common Stock of Audible, Inc., a corporation (the "Company"), as a result of which the Company receives gross proceeds greater than or equal to $15,000,000.


     Except as amended hereby, the Note shall remain in full force and effect.


     IN WITNESS WHEREOF, the undersigned have executed this Allonge to Note as of the date first written above.

                                     "BORROWER"

                                     DONALD KATZ

                                     By: /s/ Donald Katz
                                         _________________________________
                                           Donald Katz


                                     "LENDER"

                                     AUDIBLE, INC

                                     By: /s/ Andrew J. Huffman
                                         _________________________________
                                           Andrew J. Huffman, President and
                                           Chief Executive Officer